Exhibit 99.1

Avago Technologies Limited Announces Third Quarter

Fiscal Year 2010 Financial Results

•	Net revenue up 7 percent sequentially to $550 million

•	GAAP gross margin increased to 47.8 percent; Non-GAAP gross margin up to 50.9 percent

•	GAAP fully-diluted EPS up 35% sequentially to $0.50, Non-GAAP fully-diluted EPS up 30% sequentially to $0.61

SAN JOSE, Calif., and SINGAPORE – August 24, 2010 – Avago Technologies Limited (Nasdaq: AVGO), a leading designer, developer and global supplier of a broad range of analog semiconductor devices with a focus on III-V based products, today reported financial results for its third quarter fiscal year 2010, ended August 1, 2010, and provided guidance for the fourth quarter fiscal year 2010.

Third Quarter Fiscal Year 2010 GAAP Results

Net revenue was $550 million, an increase of 7 percent compared with the previous quarter, and up 52 percent from the same quarter last year.

Gross margin was $263 million, or 47.8 percent of net revenue. This compares with gross margin of $233 million, or 45.2 percent of net revenue last quarter, and gross margin of $141 million, or 38.8 percent of net revenue in the same quarter last year.

Operating expenses were $128 million. This compares with $125 million in the prior quarter and $117 million in the same quarter the previous year.

Third quarter net income was $123 million, or $0.50 per diluted share. This compares with net income of $90 million, or $0.37 per diluted share last quarter, and net income of $2 million, or $0.01 per diluted share in the same quarter last year.

The Company’s cash balance at the end of the third quarter was $367 million, compared to $256 million at the end of the prior quarter. The increase in cash over the quarter is primarily due to $137 million of cash generated from operations.

Third Quarter Fiscal Year 2010 Non-GAAP Results

Gross margin was $280 million, or 50.9 percent of net revenue. This compares with gross margin of $248 million, or 48.2 percent of net revenue last quarter, and gross margin of $158 million, or 43.5 percent of net revenue in the same quarter last year.

Net income was $152 million, or $0.61 per diluted share. This compares with net income of $117 million, or $0.47 per diluted share last quarter, and net income of $40 million, or $0.18 per diluted share in the same quarter last year.

Adjusted EBITDA, as defined in the indenture governing the Company’s outstanding debt securities, was $184 million, compared with $154 million last quarter and $87 million in the same quarter last year.

Avago Technologies Limited Announces Third Quarter Fiscal Year 2010 Financial Results

Third Quarter Fiscal Year 2010 Non-GAAP Results				Change
(Dollars in millions, except EPS)	Q3 10	Q2 10	Q3 09	Q/Q	Y/Y
Net Revenue	$550	$515	$363	+7%	+52%
Gross Margin	50.9%	48.2%	43.5%	+270bps	+740bps
Operating Expenses	$116	$113	$96	+$3	+$20
Net Income	$152	$117	$40	+$35	+$112
Earnings Per Share - Diluted	$0.61	$0.47	$0.18	+$0.14	+$0.43

“Our business reached a historic milestone in the third quarter of fiscal 2010. In addition to another record net revenue quarter, Avago’s non-GAAP Gross Margin surpassed 50% as we continued to execute well on our strategy of expanding gross margins,” said Hock Tan, President and CEO of Avago Technologies Limited. “Our business remains robust and our proprietary products continue to gain momentum as we win more programs at major OEMs.”

Other Quarterly Data

	Percentage of Net Revenue			Growth Rates
Net Revenues by Target Market	Q3 10	Q2 10	Q3 09	Q/Q	Y/Y
Wireless Communications	38	38	46	5%	23%
Industrial & Automotive	31	29	19	16%	143%
Wired Infrastructure	22	24	24	0%	41%
Consumer & Computing Peripherals	9	9	11	4%	32%

Key Statistics	Q3 10	Q2 10	Q3 09
(Dollars in millions)
Cash From Operations	$137	$115	$31
Depreciation	$20	$20	$20
Amortization	$20	$20	$20
Capital Expenditures	$22	$18	$12
Days Sales Outstanding	46	44	45
Inventory Days On Hand	62	60	68

Fourth Quarter Fiscal Year 2010 Business Outlook

Based on current business trends, the outlook for the fourth fiscal quarter of 2010, ending October 31, 2010, is expected to be as follows:

	GAAP	Reconciling Items	Non-GAAP
Net Revenue	Up 3% to 6%		Up 3% to 6%
Gross Margin	48.0% plus/minus 1ppt	$15M	50.5% plus/minus 1ppt
Operating Expenses	$131M	$13M	$118M
Interest and Other	$8M		$8M
Taxes	$5M		$5M
Diluted Share Count	248M		252M

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Avago Technologies Limited Announces Third Quarter Fiscal Year 2010 Financial Results

Reconciling items include $14 million of amortization of acquisition-related intangibles and $1 million of share-based compensation expenses at the Gross Margin line and $5 million of amortization of acquisition-related intangibles, $7 million of share-based compensation and $1 million of restructuring expenses at the Operating Expenses line.

Capital expenditures are expected to increase in the fourth quarter and be in the range of $25 million to $30 million. Depreciation is expected to be $20 million and amortization is expected to be $19 million in the fourth quarter.

The guidance provided above is only an estimate of what the Company believes is realizable as of the date of this release. Actual results will vary from the guidance and the variations may be material. We undertake no intent or obligation to publicly update or revise any of these projections, whether as a result of new information, future events or otherwise, except as required by law.

Avago will be presenting at the Citi Technology Conference in New York on September 8, 2010 and at the Deutsche Bank Technology Conference in San Francisco on September 14, 2010. Avago will also be hosting an analyst event in Santa Clara on the afternoon of September 16, 2010. These presentations will be webcast and available for replay on the Investors section of Avago’s website at www.avagotech.com.

Financial Results Conference Call

Avago Technologies Limited will host a conference call to review its financial results for the third quarter fiscal year 2010, and to provide guidance for the fourth quarter of fiscal year 2010, today at 2:00 p.m. Pacific Time. Those wishing to access the call should dial 866-700-6067; International 617-213-8834. The passcode is 71989336. A replay of the call will be available through August 31, 2010. To access the replay dial 888-286-8010; International 617-801-6888 and reference the passcode: 40275389. A webcast of the conference call will be available in the Investors section of Avago’s website at www.avagotech.com.

Non-GAAP Financial Measures

In addition to GAAP reporting, Avago provides investors with net income or loss, as well as gross margin and operating expenses, on a non-GAAP basis. This non-GAAP information excludes amortization of acquisition-related intangibles, share-based compensation expense, restructuring charges and debt extinguishment (gains) losses. Management does not believe that the excluded items are reflective of the Company’s underlying performance. The exclusion of these and other similar items from Avago’s non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. In addition, Avago also discloses Adjusted EBITDA as measured by the indenture governing our outstanding debt securities. Avago believes this non-GAAP financial information provides additional insight into the Company’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. These historical non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data and a derivation of Adjusted EBITDA are included in the supplemental financial data attached to this press release.

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Avago Technologies Limited Announces Third Quarter Fiscal Year 2010 Financial Results

About Avago Technologies Limited

Avago Technologies Limited is a leading designer, developer and global supplier of a broad range of analog semiconductor devices with a focus on III-V based products. Our product portfolio is extensive and includes over 6,500 products in four primary target markets: wireless communications, wired infrastructure, industrial and automotive electronics and consumer and computing peripherals.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements which address our expected future business and financial performance. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief regarding future events, technology developments or enforceability of our intellectual property rights; and any statements of assumptions underlying any of the foregoing. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Company or industry performance, based on management’s judgment, beliefs, current trends and market conditions, and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties that could materially affect future results include cyclicality in the semiconductor industry or in our target markets; the recent economic downturn and financial crisis and their impact on our business, results of operations, and financial condition quarterly and annual fluctuations in operating results; our competitive performance and ability to continue achieving design wins with our customers; our ability to generate cash sufficient to fund our research and development, capital expenditures and other business needs and to service our debt; our increased dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our dependence on contract manufacturing and outsourced supply chain; loss of our significant customers; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and any associated increases in litigation expenses; any expenses associated with resolving customer product and warranty claims; costs associated with and our ability to achieve the growth prospects and synergies expected from our acquisitions; delays and challenges associated with integrating acquired companies with our existing businesses; our ability to improve our cost structure through our manufacturing outsourcing program; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our Quarterly Report on Form 10-Q filed on June 3, 2010, the final prospectus for our secondary offering filed on August 13, 2010 and other filings with the Securities and Exchange Commission, or “SEC” (which you may obtain for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

# # #

Contacts:

Avago Technologies Ltd.

Jacob Sayer, 408-435-7400

VP Business Development and Investor Relations

investor.relations@avagotech.com

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AVAGO TECHNOLOGIES LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED

(IN MILLIONS, EXCEPT PER SHARE DATA)

	Quarter ended			Three quarters ended
	August 1, 2010	May 2, 2010	August 2, 2009	August 1, 2010	August 2, 2009
Net revenue	$550	$515	$363	$1,521	$1,056
Cost of products sold:
Cost of products sold	271	268	205	786	619
Amortization of intangible assets	15	14	15	44	44
Restructuring charges	1	—	2	1	11

Total cost of products sold	287	282	222	831	674

Gross margin	263	233	141	690	382
Research and development	71	70	59	205	180
Selling, general and administrative	51	48	40	145	122
Amortization of intangible assets	5	6	5	16	16
Restructuring charges	1	1	13	3	21

Total operating expenses	128	125	117	369	339

Income from operations	135	108	24	321	43
Interest expense	(8)	(8)	(20)	(27)	(58)
Gain (loss) on extinguishment of debt	—	—	—	(24)	1
Other income (expense), net	—	(1)	4	(2)	—

Income (loss) before income taxes	127	99	8	268	(14)
Provision for income taxes	4	9	6	17	9

Net income (loss)	$123	$90	$2	$251	$(23)

Net income (loss) per share:
Basic	$0.51	$0.38	$0.01	$1.05	$(0.11)
Diluted	$0.50	$0.37	$0.01	$1.02	$(0.11)
Shares used in per share calculations:
Basic	239	238	213	238	214
Diluted	247	246	218	246	214
Share-based compensation included in:
Cost of products sold	$1	$1	$—	$2	$—
Research and development	2	2	1	5	3
Selling, general and administrative	4	3	2	11	4

	$7	$6	$3	$18	$7

AVAGO TECHNOLOGIES LIMITED

NON-GAAP FINANCIAL SUMMARY - UNAUDITED(1)

(IN MILLIONS, EXCEPT PERCENTAGES AND PER SHARE DATA)

	Quarter ended			Three quarters ended
	August 1, 2010	May 2, 2010	August 2, 2009	August 1, 2010	August 2, 2009
Net revenue	$550	$515	$363	$1,521	$1,056
Gross margin	280	248	158	737	437
% of net revenue	51%	48%	44%	48%	41%
Research and development	$69	$68	$58	$200	$177
Selling, general and administrative	$47	$45	$38	$134	$118
Total operating expenses	$116	$113	$96	$334	$295
% of net revenue	21%	22%	26%	22%	28%
Income from operations	$164	$135	$62	$403	$142
Interest expense	$(8)	$(8)	$(20)	$(27)	$(58)
Net income	$152	$117	$40	$357	$75
Net income per share - diluted	$0.61	$0.47	$0.18	$1.43	$0.34
Shares used in per share calculation - diluted	251	249	220	249	219

(1)	A reconciliation of the non-GAAP measures presented above to GAAP financial data appears on the next page. These non-GAAP measures are provided in addition to and not as a substitute for measures of financial performance prepared in accordance with GAAP. The financial summary excludes amortization of acquisition-related intangibles, share-based compensation, restructuring charges, and (loss) gain on extinguishment of debt.

AVAGO TECHNOLOGIES LIMITED

FINANCIAL RECONCILIATION: GAAP TO NON-GAAP - UNAUDITED

(IN MILLIONS)

	Quarter ended			Three quarters ended
	August 1, 2010	May 2, 2010	August 2, 2009	August 1, 2010	August 2, 2009
Net income (loss) on GAAP basis	$123	$90	$2	$251	$(23)
Amortization of acquisition-related intangibles	20	20	20	60	60
Share-based compensation expense	7	6	3	18	7
Restructuring charges	2	1	15	4	32
Loss(gain) on extinguishment of debt	—	—	—	24	(1)

Net income on Non-GAAP basis	$152	$117	$40	$357	$75

Gross margin on GAAP basis	$263	$233	$141	$690	$382
Amortization of acquisition-related intangibles	15	14	15	44	44
Share-based compensation expense	1	1	—	2	—
Restructuring charges	1	—	2	1	11

Gross margin on Non-GAAP basis	$280	$248	$158	$737	$437

Research and development on GAAP basis	$71	$70	$59	$205	$180
Share-based compensation expense	2	2	1	5	3

Research and development on Non-GAAP basis	$69	$68	$58	$200	$177

Selling, general and administrative on GAAP basis	$51	$48	$40	$145	$122
Share-based compensation expense	4	3	2	11	4

Selling, general and administrative on Non-GAAP basis	$47	$45	$38	$134	$118

Total operating expenses on GAAP basis	$128	$125	$117	$369	$339
Amortization of acquisition-related intangibles	5	6	5	16	16
Share-based compensation expense	6	5	3	16	7
Restructuring charges	1	1	13	3	21

Total operating expenses on Non-GAAP basis	$116	$113	$96	$334	$295

Income from operations on GAAP basis	$135	$108	$24	$321	$43
Amortization of acquisition-related intangibles	20	20	20	60	60
Share-based compensation expense	7	6	3	18	7
Restructuring charges	2	1	15	4	32

Income from operations on Non-GAAP basis	$164	$135	$62	$403	$142

Shares used in per share calculation - diluted on GAAP basis	247	246	218	246	214
Non-GAAP adjustment	4	3	2	3	5

Shares used in per share calculation - diluted on Non-GAAP basis(1)	251	249	220	249	219

(1)	The shares used in the diluted per share calculations exclude the impact of share-based compensation attributable to future services and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method.

AVAGO TECHNOLOGIES FINANCE PTE. LTD

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA - UNAUDITED

(IN MILLIONS)

	Quarter ended			Three quarters ended
	August 1, 2010	May 2, 2010	August 2, 2009	August 1, 2010	August 2, 2009
Net income (loss)	$123	$90	$2	$251	$(23)
Interest expense	8	8	20	27	58
Provision for income taxes	4	9	6	17	9
Depreciation and amortization expense	40	40	40	119	120

EBITDA	175	147	68	414	164
Restructuring and other unusual charges	2	1	16	4	38
Share-based compensation	7	6	3	18	7
Loss(gain) on extinguishment of debt	—	—	—	24	(1)

Adjusted EBITDA	$184	$154	$87	$460	$208

EBITDA represents net income (loss) before interest expense, provision for income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to give effect to certain items that are required in calculating covenant compliance under our senior subordinated notes indenture as well as under our senior secured credit facility. Adjusted EBITDA is calculated by subtracting from or adding to EBITDA items of income or expense described above. EBITDA and Adjusted EBITDA do not represent net income, as that term is defined under GAAP, and should not be considered as an alternative to net income (loss) as an indicator of our operating performance.

Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for management or discretionary use as such measures do not consider certain cash requirements such as capital expenditures, tax payments and debt service requirements. EBITDA and Adjusted EBITDA as presented herein are not necessarily comparable to similarly titled measures used by other companies.

AVAGO TECHNOLOGIES LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED

(IN MILLIONS)

	August 1, 2010	November 1, 2009 (1)
ASSETS
Current assets:
Cash and cash equivalents	$367	$472
Trade accounts receivable, net	279	186
Inventory	185	162
Other current assets	42	44

Total current assets	873	864
Property, plant and equipment, net	266	264
Goodwill	173	171
Intangible assets, net	592	647
Other long-term assets	16	24

Total assets	$1,920	$1,970

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$172	$154
Employee compensation and benefits	69	55
Accrued interest	5	25
Capital lease obligations - current	2	2
Other current liabilities	37	33
Current portion of long-term debt	—	364

Total current liabilities	285	633
Long-term liabilities:
Long-term debt	230	230
Capital lease obligations - non-current	4	3
Other long-term liabilities	68	64

Total liabilities	587	930
Shareholders’ equity:
Ordinary shares, no par value	1,435	1,393
Accumulated deficit	(105)	(356)
Accumulated other comprehensive income	3	3

Total shareholders’ equity	1,333	1,040

Total liabilities and shareholders’ equity	$1,920	$1,970

(1)	Amounts for the year ended November 1, 2009 have been derived from audited financial statements as of that date.

AVAGO TECHNOLOGIES LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED

(IN MILLIONS)

	Quarter ended			Three quarters ended
	August 1, 2010	May 2, 2010	August 2, 2009	August 1, 2010	August 2, 2009
Cash flows from operating activities:
Net income (loss)	$123	$90	$2	$251	$(23)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	40	40	40	119	120
Amortization of debt issuance costs	—	—	1	1	3
Non-cash portion of restructuring charges	—	—	—	—	1
Impairment of investment	—	—	—	—	2
(Gain) loss on extinguishment of debt	—	—	—	8	(1)
Loss on disposal of property, plant and equipment	—	—	1	1	1
Share-based compensation	7	6	3	18	7
Excess tax benefits from share-based compensation	—	(1)	—	(1)	—
Changes in assets and liabilities, net of acquisitions and dispositions:
Trade accounts receivable	(27)	(46)	7	(90)	8
Inventory	(6)	(12)	(2)	(22)	36
Accounts payable	(3)	2	(21)	4	(25)
Employee compensation and benefits	10	13	7	14	(27)
Other current assets and current liabilities	(8)	14	(17)	(22)	(26)
Other long-term assets and long-term liabilities	1	9	10	12	17

Net cash provided by operating activities	137	115	31	293	93

Cash flows from investing activities:
Purchase of property, plant and equipment	(22)	(18)	(12)	(49)	(37)
Acquisitions and investment, net of cash acquired	(8)	(1)	—	(9)	(7)
Proceeds from disposal of property, plant, and equipment	1	1	—	2	—
Proceeds from sale of discontinued operations	—	—	—	—	2

Net cash used in investing activities	(29)	(18)	(12)	(56)	(42)

Cash flows from financing activities:
Debt repayments	—	—	—	(364)	(2)
Issuance of ordinary shares, net of issuance costs	3	15	—	22	—
Repurchase of ordinary shares	—	—	(5)	—	(6)
Cash settlement of equity awards	—	—	—	—	(1)
Payment on capital lease obligation	—	(1)	(1)	(1)	(1)
Excess tax benefits from share-based compensation	—	1	—	1	—

Net cash (used in) provided by financing activities	3	15	(6)	(342)	(10)

Net (decrease) increase in cash and cash equivalents	111	112	13	(105)	41
Cash and cash equivalents at the beginning of period	256	144	241	472	213

Cash and cash equivalents at end of period	$367	$256	$254	$367	$254